EXHIBIT 10.29

                                 AMENDMENT NO. 3

                    AMENDMENT NO. 3 dated as of December 30, 2005 (this "Amendment") by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Borrower"), Quaker Fabric Corporation, a Delaware corporation (the "Parent" and together with the Borrower, the "Loan Parties"), Bank of America, N.A. and the other lenders party hereto (collectively, the "Lenders", and individually, a "Lender") and Bank of America, N.A., as Administrative Agent, Issuing Bank and Cash Management Bank.

                    WHEREAS, the Parent, the Borrower, the Lenders party thereto, the Administrative Agent, the Issuing Bank and the Cash Management Bank are parties to that certain Revolving Credit and Term Loan Agreement, dated as of May 18, 2005 (as amended and in effect from time to time, the "Credit Agreement");

                    WHEREAS, on January 25, 2006, the Borrower delivered to the Administrative Agent an irrevocable notice (the "Commitment Reduction Notice") of its election to permanently reduce the Total Commitment to $32,500,000 pursuant to the provisions of Section 2.3 of the Credit Agreement;

                    WHEREAS, the Parent has advised the Lenders of its retention of a financial consultant satisfactory to the Administrative Agent (the "Financial Consultant") to provide an evaluation of the Parent's 2006 business plan and the plan's methodologies, including the identification of strengths weaknesses, opportunities and threats related to such business plan; and

                    WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment.

                    NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    Section l. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

                    Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 herein, the Credit Agreement shall be amended as follows:

                  (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" contained in clause (b)(iv) of the definition of "Consolidated EBITDA" contained therein and adding the following text immediately prior to the comma contained at the end of clause (b)(v) of the definition of "Consolidated EBITDA":

                           ", (vi) costs and expenses incurred by the Loan
                  Parties and their Subsidiaries in connection with the Parent's retention of the Financial Consultant (as defined in ss.7.20) and (vii) up to an aggregate amount of $300,000 of severance charges incurred by the Loan Parties in FQ1 of 2006"

                  (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting clause (c) contained in the definition of "Consolidated Interest Expense" contained therein and substituting in lieu thereof the following:

                           "(c) all fees, including letter of credit fees and
                  expenses (but excluding reimbursement of legal fees and any early termination fee paid by the Borrower pursuant to ss.2.3 hereof in connection with the Borrower's reduction of the Total Commitment effective as of February 3, 2006) incurred hereunder during such period."

                  (c) Section 7 of the Credit Agreement is hereby amended by adding the following new section immediately after Section 7.19 contained therein:

                           7.20. Financial Consultant. Parent shall retain, at
                  the Loan Parties' expense, a financial consultant acceptable to the Administrative Agent (the "Financial Consultant"), (a) the scope of which shall be reasonably satisfactory to the Administrative Agent and (b) which shall not be amended, supplemented or otherwise modified (other than to expand the scope thereof) without the prior written consent of the Administrative Agent. Parent acknowledges that the Financial Consultant shall be chosen solely by Parent and the Financial Consultant will be an agent only of Parent, and not of the Administrative Agent or any Lender, in all respects. At any time and from time to time, the Loan Parties shall make the Financial Consultant, its officers and other consultants of the Loan Parties and their Subsidiaries available, whether by telephone or in person, to review and discuss the Loan Parties' and their Subsidiaries' financial condition; provided that the Parent shall have the option to participate in such communications.

                  (d) The Credit Agreement is hereby further amended by deleting Section 9.1 thereof and substituting in lieu thereof the following:

                           "9.1. Minimum Consolidated EBITDA. The Parent and the
                  Borrower shall not permit Consolidated EBITDA, determined as at the end of each month set forth in the table below for the period of the two (2) consecutive prior months then ending, to be less than the amount set forth opposite such month in such table:

                  ----------------------------------------------------------
                         Month               Minimum Consolidated EBITDA
                  ----------------------------------------------------------
                    February of 2006                   $825,000
                  ----------------------------------------------------------
                     March of 2006                     $770,000
                  ----------------------------------------------------------
                     April of 2006                    $1,475,000
                  ----------------------------------------------------------
                      May of 2006                     $1,975,000
                  ----------------------------------------------------------


                  (e) The Credit Agreement is hereby further amended by deleting Section 9.2 thereof and substituting in lieu thereof the following:

                           "9.2. Fixed Charge Coverage Ratios.

                  (a) Fixed Charge Coverage Ratio. The Parent and the Borrower shall not permit the Fixed Charge Coverage Ratio, determined as of the end of each Fiscal Quarter set forth in the table below, to be less than the ratio set forth opposite such Fiscal Quarter in such table:

                  ----------------------------------------------------------------------------------
                                 Fiscal Quarter                Minimum Fixed Charge Coverage Ratio
                  ----------------------------------------------------------------------------------
                                  FQ3 of 2006                               1.00:1.00
                  ----------------------------------------------------------------------------------
                                  FQ4 of 2006                               1.10:1.00
                  ----------------------------------------------------------------------------------
                   FQ1 of 2007 and each Fiscal Quarter ending               1.15:1.00
                                   thereafter
                  ----------------------------------------------------------------------------------

                  (b) Two Quarter Fixed Charge Coverage Ratio. The Parent and the Borrower shall not permit the Two Quarter Fixed Charge Coverage Ratio, determined as of the end of FQ2 of 2006, FQ3 of 2006, FQ4 of 2006 and FQ1 of 2007, to be less than 1.0:1.0."

                  Section 3. Conditions Precedent. The Administrative Agent, the Lenders, and each of the Parent and the Borrower agree that this Amendment shall become effective as of December 30, 2005 upon the satisfaction of the following conditions precedent, each in form and substance reasonably satisfactory to the
Agent:

                  (a) The Borrower, each Guarantor and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment;

                  (b) The Administrative Agent shall have received a fully executed copy of the engagement letter with the Financial Consultant in form and substance satisfactory to the Administrative Agent;

                  (c) The Administrative Agent shall have received payment from the Borrower for the account of each Lender executing this Amendment an amendment fee in the amount of 0.125% of the sum of (i) the Commitment of such Lender (after giving effect to the reduction of the Total Commitment evidenced by the Commitment Reduction Notice) and (ii) the outstanding principal amount of the Term Loan owning to such Lender;

                  (d) The representations and warranties of each of the Borrower and each Guarantor in each of the Loan Documents to which it is a party shall be true and correct on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date;

                  (e) As of the date hereof, there shall have occurred no Default or Event of Default;

                  (f) The Administrative Agent shall have received (a) the Commitment Reduction Notice, (b) the early termination fee due to the Lenders pursuant to Section 2.3 of the Credit Agreement as a result of such reduction and (c) the full amount of any Commitment Fee then accrued on the amount of the reduction evidenced by the Commitment Reduction Notice; and

                  (g) The Administrative Agent and the Lenders shall have received payment for all fees and expenses including, without limitation, reasonable legal fees and expenses, for which invoices or reasonable estimates therefor have been provided to the Borrower on or prior to the date hereof.

                  Section 4. Representations and Warranties. Each of the Parent and the Borrower hereby represents and warrants to the Lenders as follows:

                  (a) The execution and delivery by the Borrower and each Guarantor and the performance by each of the Borrower and each Guarantor of each of its obligations and agreements under this Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, are within the organizational authority of each such Person, have been duly authorized by all necessary proceedings on behalf of each such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which any such Person is subject or any of such Person's organizational documents or of any agreement or other instrument binding upon any such Person;

                  (b) This Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, constitute legal, valid and binding obligations of each of the Borrower and each Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower and/or each Guarantor of this Amendment or the Credit Agreement and the other Loan Documents as amended hereby, except for such filings which have been made prior to the date hereof and are in full force and effect;

                  (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date; and

                  (e) Each of the Borrower and each Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

                  Section 5.  Affirmation and Acknowledgment.

                  (a) The Borrower hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement, as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents, and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

                  (b) Each Guarantor hereby acknowledges the provisions of this Amendment and hereby confirms and ratifies all of its obligations under the Guaranty and each Loan Document (as amended hereby) to which such Guarantor is a party. Each Guarantor hereby confirms (i) that the Guaranties and each of the other Loan Documents remain in full force and effect and (ii) that its obligations under the Guaranty to which it is a party are and remain secured pursuant to the Security Documents to which it is a party.

                  Section 6. No Waiver. Except as otherwise expressly provided for in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect without modification or waiver.

                  Section 7. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders upon written demand therefor an amount equal to any and all reasonable out-of-pocket costs, expenses, and liabilities incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment. Amounts payable pursuant to this Section 7 shall be subject to the provisions of Section 15 of the Credit Agreement, as fully as if set forth therein.

                  Section 8.  Miscellaneous.

                  (a) This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

                     (b) This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and be secured by the collateral security for the Obligations.

                  (c) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                               QUAKER FABRIC CORPORATION OF FALL RIVER
                               QUAKER FABRIC CORPORATION
                               QUAKER TEXTILE CORPORATION
                               QUAKER FABRIC MEXICO, S.A. de C.V.


                               By: /s/ Paul J. Kelly
                               ----------------------------------------------
                               Name: Paul J. Kelly
                               Title: Vice President Finance

                                BANK  OF  AMERICA,   N.A.  individually  and  as
                                Administrative Agent, Issuing Bank and Cash Management Bank

                                By: /s/ Matthew T. O'Keefe
                                -------------------------------
                                Name: Matthew T. O'Keefe
                                Title: Senior Vice President



                                WELLS FARGO FOOTHILL, LLC



                                By:
                                -------------------------------
                                Name:
                                Title:



                                MERRILL LYNCH CAPITAL,
                                A DIVISION OF MERRILL LYNCH BUSINESS
                                FINANCIAL SERVICES INC.



                                By:
                                -------------------------------
                                Name:
                                Title: